UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANTTO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 3, 2005

BECTON, DICKINSON AND COMPANY

(Exact Name of Registrant as Specified in Its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

001-4802	22-0760120

(Commission File Number)	(IRS Employer Identification No.)

1 Becton Drive, Franklin Lakes, New Jersey	07417-1880

(Address of Principal Executive Offices)	(Zip Code)

(201) 847-6800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 3, 2005, Becton, Dickinson and Company (“BD”) issued a press release announcing its financial results for the fourth fiscal quarter and for the fiscal year ended September 30, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report.

The press release furnished as Exhibit 99.1 contains certain financial measures that differ from those presented in accordance with U.S. generally accepted principles (GAAP), as follows:

•

Revenues. We present revenue growth rates at constant foreign exchange rates. We believe that presenting growth rates at constant foreign exchange rates allows investors to view the underlying operating results of BD and of its segments without the impact of fluctuations in foreign currency exchange rates, thereby facilitating comparisons to prior periods.

•

Cost of Products Sold. We present cost of products sold, both alone and as a percentage of revenues, after excluding the impact of share-based compensation expense for the period. Management presents these adjusted measures in order to assist investors in comparing BD’s cost of products sold for the period to prior periods in which such expense was not recognized.

•

Gross Profit/Gross Profit Margin. We present gross profit and gross profit margin after excluding the impact of share-based compensation expense for the period. Management presents these adjusted measures in order to assist investors in comparing BD’s gross profit and gross profit margin for the period to prior periods in which such expense was not recognized.

We also separately present gross profit and gross profit margin after excluding the impact of significant charges. Management believes that these adjusted measures of gross profit and gross profit margin are more indicative of BD’s underlying performance, and also allow investors to better understand BD’s comparative operating performance for the period presented.

•

Operating Income. We present BD’s operating income, both alone and as a percentage of revenues, after excluding the impact of share-based compensation expense for the period. Management presents these adjusted measures in order to assist investors in comparing BD’s operating income for the period to prior periods in which such expense was not recognized.

We also separately present these measures after excluding the impact of significant charges. Management believes that these adjusted measures of operating income are more indicative of BD’s underlying performance, and also allow investors to better understand BD’s comparative operating performance for the period presented.

•	Income from Continuing Operations. We present operating income from continuing operations, both alone and as a percentage of revenues, after excluding (i) the impact of share-based compensation expense for the period, (ii) the impact on taxes of the planned repatriation of foreign earnings under the provisions of the American Jobs Creation Act, and (iii) the effects of significant reversals of tax reserves (for the full 2005 fiscal year) or the effects of changes in tax laws and regulations (including without limitation, rate changes) and other events that cause the tax rate for the fourth quarter of fiscal year 2005 to vary from BD’s expected effective tax rate for the full year. Management eliminates the effect of share-based compensation and the repatriation of foreign earnings in these instances in order to improve comparability to prior periods in which such expenses were not recognized. In addition, significant reversals of tax reserves and the items mentioned above that affect our periodic effective tax rate cause fluctuations in BD’s operating income from continuing operations from period to period that management believes are unrelated to BD’s underlying operating performance. Accordingly, management believes that providing the impact of such effects allows investors to better understand BD’s comparative operating performance for the period presented.
We also separately present these measures after excluding the impact of significant charges. Managment believes these adjusted measures of income from continuing operations are more indicative of BD's underlying performance, and also allow investors to better understand BD’s comparative operating performance for the period presented.
•

Net Income. We present BD’s net income, both alone and as a percentage of revenues, after excluding the impact of significant charges. Management believes that these adjusted measures of net income are more indicative of BD’s underlying performance, and also allow investors to better understand BD’s comparative operating performance for the period presented.

•

Earnings Per Share. We present earnings per share and earnings per share from continuing operations after excluding the impact of significant charges. Management believes that this adjusted measure of earnings per share is more indicative of BD’s underlying performance, and also allow investors to better understand BD’s comparative operating performance for the period presented.

We also present earnings per share and earnings per share from continuing operations after excluding (i) the impact of share-based compensation expense for the period, (ii) the impact on taxes of the planned repatriation of foreign earnings under the provisions of the American Jobs Creation Act, and (iii) the effects of significant reversals of tax reserves, (for the full 2005 fiscal year) or the effects of changes in tax laws and regulations and other events that cause the tax rate for the fourth quarter of fiscal year 2005 to vary from BD’s expected effective tax rate for the full year. Management eliminates the effect of share-based compensation and the repatriation of foreign earnings in these instances in order to improve comparability to prior periods in which such expenses were not recognized. In addition, significant reversals of tax reserves and the items mentioned above that effect our periodic effective tax rate cause fluctuations in BD’s operating income from continuing operations from period to period that management believes are unrelated to BD’s underlying operating performance. Accordingly, management believes that providing the impact of such effects allows investors to better understand BD’s comparative operating performance for the period presented.
•

Selling and Administrative Expense. We present selling and administrative expense, both alone and as a percentage of revenues, after excluding the impact of share-based compensation expense for the period. Management presents these adjusted measures in order to assist investors in comparing BD’s selling and administrative expense for the period to prior periods in which such share-based compensation expense was not recognized.

•

Research and Development Expense. We present research and development expense, both alone and as a percentage of revenues, after excluding the impact of share-based compensation expense for the period. Management presents these adjusted measures in order to assist investors in comparing BD’s investment in research and development for the period to prior periods in which such share-based compensation expense was not recognized.

•

Income Taxes/Effective Tax Rate. We present income taxes and effective tax rate after excluding (i) the impact of share-based compensation expense for the period, (ii) the impact on taxes of the planned repatriation of foreign earnings under the provisions of the American Jobs Creation Act, and (iii) the effects of significant reversals of tax reserves (for the full 2005 fiscal year) or the effects of changes in tax laws and regulations and other events that cause the tax rate for the fourth quarter of fiscal year 2005 to vary from BD’s expected effective tax rate for the full year. Management provides these adjusted measures of income taxes and effective tax rate in order to facilitate comparisons to prior periods and to allow investors to reconcile the effective tax rate for the period being presented with the effective tax rate for the full fiscal year.

BD’s management uses each of these non-GAAP measures in its own evaluation of BD’s performance, particularly when comparing performance to past periods. Management also uses the non-GAAP results for budget planning purposes on a quarterly and annual basis.

Non-GAAP results should not be considered in isolation and are not in accordance with, or a substitute for, GAAP results. Our non-GAAP results may differ from similar measures used by other companies, even if similar terms are used to identify such measures. Although BD’s management believes non-GAAP results are useful in evaluating the performance of its business, its reliance on these measures is limited since items excluded from such measures may have a material impact on BD’s net income, earnings per share or cash flows calculated in accordance with GAAP. Therefore, management typically uses non-GAAP results in conjunction with GAAP results to address these limitations. Investors should also consider these limitations when evaluating BD’s results.

BD provides non-GAAP measures to investors on a supplemental basis, as they provide additional insight into BD’s financial results. Management believes the non-GAAP results provide a reasonable measure of BD’s underlying performance before the effects of items that are considered by management to be outside of BD’s underlying operational results or that affect period to period comparability.

ITEM 8.01 OTHER EVENTS.

          On September 12, 2005, Dik Drug Company filed a purported class action lawsuit against BD in the United States District Court in Newark, New Jersey (2:05-cv-04465-JLL-RJH). On October 3, 2005, American Sales Company, Inc. filed a purported class action against BD in the United States District Court in Philadelphia, Pennsylvania (2:05-cv-05212-CMR). On October 26, 2005, Park Surgical Co. Inc., a New York corporation, filed a purported class action lawsuit against BD in the United States District Court in Philadelphia, Pennsylvania (2:05-cv-05678-CMR).  The complaints allege that BD violated federal antitrust laws, resulting in the charging of higher prices for certain BD products to plaintiffs and other purported class members. These complaints are similar to the previously reported complaints filed in March 2005 against BD in the United States District Court in Newark, New Jersey by Louisiana Wholesale Drug Company, and in September 2005 against BD in the United States District Court in Philadelphia, Pennsylvania by SAJ Distributors, Inc., in that they are brought on behalf of direct purchasers such as distributors. The plaintiffs seek money damages in as yet undisclosed amounts.

          The actions brought by Louisiana Wholesale Drug Company and Dik Drug Company in New Jersey have been consolidated and are now captioned “In re Hypodermic Products Antitrust Litigation.” In addition, BD has made a motion before the Judicial Panel on Multidistrict Litigation to transfer the actions brought by Louisiana Wholesale Drug Company, Dik Drug Company, American Sales Company, Inc., and SAJ Distributors, Inc., along with the previously reported action brought by Jabo’s Pharmacy, Inc. against BD in the United States District Court in Greeneville, Tennessee, for coordinated or consolidated pre-trial proceedings. BD expects that the action brought by Park Surgical Co. Inc. will be added to BD’s motion to the Judicial Panel on Multidistrict Litigation in the near future.

          BD believes it has meritorious defenses to these claims and intends to defend these lawsuits vigorously.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits. — Exhibit 99.1 Press release dated November 3, 2005, which is furnished pursuant to Item 2.02.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BECTON, DICKINSON AND COMPANY (Registrant)

By: /s/ Dean J. Paranicas
Dean J. Paranicas Vice President, Corporate Secretary and Public Policy

Date: November 3, 2005

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibits
99.1	Press release dated November 3, 2005, which is furnished pursuant to Item 2.02.